                                                                      Exhibit 99


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


                                                                        Contact:
                                                              Katharine W. Kenny
                                                    Director, Investor Relations
                                                                  (804) 788-1824



              MASSEY ENERGY EXECUTIVE OFFICERS CERTIFY SEC FILINGS;
                2ND QUARTER EARNINGS ADJUSTED FOR HARMAN VERDICT


Richmond, Virginia, August 13, 2002 - Massey Energy Company (NYSE:MEE) today reported that it has adjusted its previously announced second quarter earnings to increase its legal reserve for possible future payout of the August 1, 2002 jury verdict in the Harman Mining Company trial in Boone County, West Virginia. The charge, estimated in a written opinion by outside attorneys, is $25.6 million pre-tax or $0.23 per share after-tax. Consequently, the Company's loss for the second quarter will total $16.2 million or $0.22 per share, versus the previously reported profit of $0.01 per share.

The Company also announced that tomorrow it will file its Form 10-Q for the second quarter of 2002. Don L. Blankenship, Massey Chairman and CEO, and Jeffrey
M. Jarosinski, Vice President - Finance and Chief Financial Officer will also submit the Certification of Financial Statements to the SEC in response to the recent SEC order covering an estimated 950 large publicly traded companies. The sworn certifications affirm the accuracy of the Company's 2001 Form 10-K filed on January 29, 2002, all Forms 10-Q, all reports on Form 8-K and all definitive proxy materials filed with the SEC subsequent to the filing of the Form 10-K, and any amendments to the foregoing.

Massey Energy Company, headquartered in Richmond, Virginia, is the fifth largest coal producer by revenue in the United States.


                                       ###

                              MASSEY ENERGY COMPANY
                   CONSOLIDATED FINANCIAL RESULTS - UNAUDITED
      (in Millions, except # of employees, per share & per ton information)


--------------------------------------------------------------------------------------------------------------------
                                                       For the three months ended        For the six months ended
                                                     ------------------------------   ------------------------------
                                                     June 30, 2002    June 30, 2001   June 30, 2002   June 30, 2001
                                                     -------------    -------------   -------------   --------------
Net sales                                           $       330.9     $      305.0    $      654.4    $       617.7
Other revenue                                                16.8             10.0            35.1             21.3
                                                    --------------    -------------   -------------   --------------
             Total revenue                                  347.7            315.0           689.5            639.0

Costs and expenses
        Cost of sales                                       304.8            259.3           594.6            516.9
        Depreciation, depletion and amortization             50.1             45.0            96.9             90.1
        Selling, general and administrative                   9.9              9.4            15.3             18.6
                                                    --------------    -------------   -------------   --------------
             Total costs and expenses                       364.8            313.7           706.8            625.6
                                                    --------------    -------------   -------------   --------------
(Loss) Income from operations                               (17.1)             1.3           (17.3)            13.4
Interest income                                               0.7              4.1             1.7              4.9
Interest expense                                             (8.6)            (9.0)          (16.4)           (19.6)
                                                    --------------    -------------   -------------   --------------
Loss before taxes                                           (25.0)            (3.6)          (32.0)            (1.3)
Income tax benefit                                           (8.8)            (1.3)          (13.6)            (0.5)
                                                    --------------    -------------   -------------   --------------

             Net earnings loss                      $       (16.2)    $       (2.3)   $      (18.4)   $        (0.8)
                                                    ==============    =============   =============   ==============

Loss per share
        Basic                                       $       (0.22)    $      (0.03)   $      (0.25)   $       (0.01)
                                                    ==============    =============   =============   ==============
        Diluted                                     $       (0.22)    $      (0.03)   $      (0.25)   $       (0.01)
                                                    ==============    =============   =============   ==============

Shares used to calculate loss per share
        Basic                                              74,445           73,927          74,397           73,680
                                                    ==============    =============   =============   ==============
        Diluted                                            74,445           73,927          74,397           73,680
                                                    ==============    =============   =============   ==============

EBIT                                                $       (17.1)    $        1.3    $      (17.3)   $        13.4
EBITDA                                              $        33.0     $       46.3    $       79.6    $       103.5
--------------------------------------------------------------------------------------------------------------------


                                                       For the three months ended        For the six months ended
                                                     ------------------------------   ------------------------------
                                                     June 30, 2002    June 30, 2001   June 30, 2002   June 30, 2001
                                                     -------------    -------------   -------------   --------------
Tons sold:
----------
Utility                                                       6.5              6.7            13.5             13.7
Metallurgical                                                 2.9              3.3             5.4              6.9
Industrial                                                    0.9              1.1             1.9              2.2
                                                    --------------    -------------   -------------   --------------
    Total tons sold                                          10.3             11.1            20.8             22.8
                                                    ==============    =============   =============   ==============

Total tons produced                                          11.0             11.7            22.8             23.3

Average sales price per ton:
----------------------------
Utility                                             $       29.61     $      24.94    $      28.84    $       24.88
Metallurgical                                       $       36.04     $      31.49    $      35.99    $       30.49
Industrial                                          $       36.97     $      31.45    $      36.91    $       30.36
    Average sales price per ton                     $       32.06     $      27.53    $      31.42    $       27.11

Average cash cost per ton                           $       30.49     $      24.25    $      29.29    $       23.50
Capital expenditures                                $        47.5     $       50.0    $       93.6    $       114.3
Number of employees                                         4,527            4,350           4,527            4,350
--------------------------------------------------------------------------------------------------------------------


                                                     June 30, 2002    December 31, 2001
                                                     -------------    -----------------

ASSETS

Cash and cash equivalents                           $         2.3        $        5.5
Other current assets                                        485.7               452.8
Net property, plant and equipment                         1,616.6             1,619.7
Other noncurrent assets                                     194.8               188.5
                                                    --------------       -------------

Total assets                                        $     2,299.4        $    2,266.5
                                                    ==============       =============


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Short term debt                                     $       330.5        $      263.1
Other current liabilities                                   273.5               294.0
Long-Term debt - senior notes                               300.0               300.0
Other noncurrent liabilities                                569.7               561.7
                                                    --------------       -------------
Total liabilities                                         1,473.7             1,418.8
                                                    --------------       -------------
Total shareholders' equity                                  825.7               847.7
                                                    --------------       -------------

Total liabilities and shareholders' equity          $     2,299.4        $    2,266.5
                                                    ==============       =============
--------------------------------------------------------------------------------------


Note 1: The number of shares used to calculate basic loss per share is based on the weighted average outstanding shares of Massey Energy during the respective periods. The number of shares used to calculate diluted earnings (loss) per share is based on the number of shares used to calculate basic earnings (loss) per share plus the dilutive effect of options and other stock-based instruments held by Massey employees each period. In accordance with accounting principles generally accepted in the United States, the effect of dilutive securities was excluded from the calculation of the diluted loss per common share in the three months and six months ended June 30, 2002 and 2001, as such inclusion would result in antidilution.

Note 2: Certain 2001 amounts have been reclassified to conform with the 2002 presentation.